UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	RFL	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2026, Rafael Holdings, Inc. (the “Company”) distributed over a wire service and posted an earnings release to the investors page of its website (www.rafaelholdings.com) announcing its results of operations for the fiscal quarter and fiscal year ended July 31, 2026. A copy of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 7.01. Regulation FD

On October 29, 2026, the Company distributed over a wire service and posted the attached press release (the “Release”) to the investors page of its website announcing Cyclo Therapeutics, LLC, has submitted a New Drug Application (NDA) to the U.S. Food and Drug Administration (FDA) seeking approval of remibetadex (Trappsol® Cyclo™, previously identified as intravenous hydroxypropyl-β-cyclodextrin), for the proposed indication of the treatment of the neurovisceral manifestations of Niemann-Pick Disease Type C (NPC) in adult and pediatric patients from birth. NPC is a rare, fatal and progressive genetic disorder for which there is no known cure. The Company also announced that the United States Adopted Names (USAN) Council has assigned the nonproprietary name “remibetadex” to the compound known until now as intravenous hydroxypropyl-β-cyclodextrin.

A copy of the Release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The Company is furnishing the information contained in this Report, including Exhibit 99.2, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 8.01. Other Events.

The information contained in Item 7.01 above is incorporated herein by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press Release, dated October 29, 2026, reporting the results of operations for the fiscal quarter and fiscal year ended July 31, 2026.
99.2	Press Release, dated October 29, 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ David Polinsky
	Name:	David Polinsky
	Title:	Chief Financial Officer

Dated: October 29, 2026

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release, dated October 29, 2026, reporting the results of operations for the fiscal quarter and fiscal year ended July 31, 2026.
99.2	Press Release, dated October 29, 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

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